1


                            SUB-ITEM 77D(a): Exhibits
                      SELIGMAN INCOME AND GROWTH FUND, INC.


         Incorporated by reference to Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A filed on February 28, 2006 pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended.